UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2024

Perspective Therapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33407	41-1458152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Elliott Avenue, Suite 320, Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 676-0900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CATX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported by Perspective Therapeutics, Inc. (the “Company”) on a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 11, 2024 (the “Initial Form 8-K”), the Company entered into that certain (i) Investment Agreement (the “Investment Agreement”), dated January 8, 2024, with Lantheus Alpha Therapy, LLC, a Delaware limited liability company (“Lantheus”), (ii) Asset Purchase Agreement (the “Asset Purchase Agreement”), dated January 8, 2024, with Progenics Pharmaceuticals, Inc., a Delaware corporation, and (iii) Option Agreement (the “Option Agreement” and together with the Investment Agreement and the Asset Purchase Agreement, the “Agreements”), dated January 8, 2024, with Lantheus.

This Current Report on Form 8-K/A (“Amendment No. 1”) is being filed as an amendment to the Initial Form 8-K to file, as exhibits under Item 9.01(d), copies of the Investment Agreement, Asset Purchase Agreement and Option Agreement, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively. This Amendment No. 1 supplements the Initial Form 8-K and should be read in conjunction with the Initial Form 8-K.

Item 9.01.          Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description
10.1*+	Investment Agreement, dated as of January 8, 2024, by and among Perspective Therapeutics, Inc. and Lantheus Alpha Therapy, LLC.
10.2*	Asset Purchase Agreement, dated as of January 8, 2024, by and among Perspective Therapeutics, Inc. and Progenics Pharmaceuticals, Inc.
10.3*+	Option Agreement, dated as of January 8, 2024, by and among Perspective Therapeutics, Inc. and Lantheus Alpha Therapy, LLC.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*	Certain portions of this exhibit (indicated by asterisks) have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

+
Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request. The Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERSPECTIVE THERAPEUTICS, INC.

Date: January 17, 2024	By:	/s/ Johan (Thijs) Spoor
Johan (Thijs) Spoor
Chief Executive Officer